As filed with the Securities and Exchange Commission on October 21, 1996.
                                                     Registration No. 333-12957

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM SB-2

                               Amendment No. 1

                                       to
             Registration Statement Under The Securities Act of 1933
                           BOWLIN OUTDOOR ADVERTISING
                          & TRAVEL CENTERS INCORPORATED
                 (Name of small business issuer in its charter)

         Nevada                          5399                    85-0113644
------------------------    ----------------------------     ------------------
(State of Incorporation)    (Primary Standard Industrial      (I.R.S. Employer
                             Classification Code Number)     Identification No.)

                   150 Louisiana N.E., Albuquerque, New Mexico
       87108, (505) 266-5985 (Address and telephone number of registrant's principal executive offices and principal place of business)

                           ---------------------------


                                Michael L. Bowlin
                       Chairman of the Board and President
                               150 Louisiana N.E.
                          Albuquerque, New Mexico 87108
                                 (505) 266-5985
           (Name, address, and telephone number of agent for service)

                           ---------------------------


                                   Copies to:
    Christopher D. Johnson, Esq.                        Steven D. Pidgeon, Esq.
     Squire, Sanders & Dempsey                           Snell & Wilmer L.L.P.
       Two Renaissance Square                              One Arizona Center
40 North Central Avenue, Suite 2700                      Phoenix, Arizona 85004
       Phoenix, Arizona 85004                          Telephone: (602) 382-6252
     Telephone: (602) 528-4046                            FAX: (602) 382-6070
        FAX: (602) 253-8129
                          -----------------------------

Approximate date of proposed sale to the public: As soon as practicable from time to time after this Registration Statement becomes effective.
                          -----------------------------

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box.|X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.|_| __________________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same Offering.|_| __________________

     If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                                EXPLANATORY NOTE

     BOWLIN Outdoor Advertising & Travel Centers Incorporated (the "Registrant") has prepared this Amendment No. 1 to Registration Statement on Form SB-2 (Reg. No. 333-12957) for the purpose of filing with the Securities and Exchange Commission certain exhibits submitted herewith and no amendments to the Registration Statement, with the exception of those corresponding to such exhibits reflected in Item 27 of Part II, are intended to be effected hereby.

Item 27.  Exhibits

(a)      Exhibits.

   Exhibit                                                                                      Method of
   Number               Description                                                               Filing
   ------               -----------                                                               ------

        1.1      Form of Underwriting Agreement                                                      *

        1.2      Form of Agreement Among Underwriters                                                **

        3.1      Articles of Incorporation of Registrant                                            ***

        3.2      By-laws of Registrant                                                              ***

          4      Specimen of Common Stock Certificate                                                **

          5      Opinion of Squire, Sanders & Dempsey                                                **

       10.1      Form of Billboard Outdoor Advertising Agreement                                    ***

       10.2      Form of Poster Outdoor Advertising Agreement                                       ***

       10.3      Distributor Franchise Agreement, dated as of July 19,                              ***
                 1995, between the Registrant and CITGO Petroleum
                 Corporation

       10.4      Form of Representative's Option                                                     *

       10.5      Form of Employment Agreement, dated as of September
                 27, 1996, between the Registrant and Michael L. Bowlin                              *

       10.6      Form of Employment Agreement, dated as of September
                 27, 1996, between the Registrant and C. Christopher Bess                            *

       10.7      Loan Agreement, dated as of January 31, 1995, between
                 the Registrant and First Security Bank of New Mexico,                               *
                 N.A. ("First Security Bank")

       10.8      Loan Agreement, dated as of May 16, 1995, between the                               *
                 Registrant and First Security Bank

       10.9      Promissory Note, dated as of May 16, 1995, payable to                               *
                 First Security Bank in the aggregate principal amount of
                 $900,000

      10.10      Revolving Promissory Note, dated as of June 1, 1996,                                *
                 payable by the Registrant to First Security Bank in the
                 aggregate principal amount of $150,000

      10.11      Revision Agreement, dated as of May 16, 1995, between                               *
                 the Registrant and First Security Bank

   Exhibit                                                                                      Method of
   Number               Description                                                               Filing
   ------               -----------                                                               ------
      10.12      Promissory Note, dated as of February 5, 1996, payable by                           *
                 the Registrant to Norwest Bank New Mexico, National
                 Association ("Norwest Bank") in the aggregate principal
                 amount of $1,700,00

      10.13      Business Loan Agreement, dated as of February 5, 1996,                              *
                 between the Registrant and Norwest Bank

      10.14      Promissory Note, dated as of February 5, 1996, payable                              *
                 by the Registrant to Norwest Bank in the aggregate
                 principal amount of $1,000,000

      10.15      Promissory Note, dated as of February 5, 1996, payable                              *
                 by the Registrant to Norwest Bank in the aggregate
                 principal amount of up to $1,000,000

      10.16      [Intentionally omitted]

      10.17      Lease, dated as of November 22, 1966, between Clara                                 *+
                 May Basset and the Registrant, as amended

      10.18      Lease, dated as of January 12, 1987, between Janet                                  *+
                 Prince and the Registrant

      10.19      Commercial Lease, dated as of September 21, 1986,                                   *
                 between the State of Arizona and the Registrant, as amended

      10.20      Business Lease, dated as of March 16, 1995, between the New                         *
                 Mexico Commissioner of Public Lands and the Registrant,
                 as amended

      10.21      Lease, dated as of June 3, 1974, between the Registrant                             *+
                 and Elbert and Ina Jean Roundy, as amended

      10.22      Lease Agreement, dated as of June 23, 1989, between                                 *+
                 the Registrant and Rex Kipp, Jr., as amended

      10.23      Lease, dated as of September 29, 1983, between J.T. and                             *+
                 Idra M. Turner and the Registrant

      10.24      Business Lease, dated as of October 1, 1991, between the                            *
                 Registrant and the New Mexico Commissioner of Public
                 Lands

      10.25      Commercial Lease, dated as of September 21, 1986,                                   *
                 between the Registrant and the State of Arizona, as
                 amended

      10.26      Commercial Lease, dated as of June 11, 1986, between                                *
                 the Registrant and the State of Arizona, as amended

      10.27      1996 Stock Option Plan                                                             ***

      10.28      Profit-Sharing 401(k) Plan and Trust                                               ***

   Exhibit                                                                                      Method of
   Number               Description                                                               Filing
   ------               -----------                                                               ------
      10.29      Letter of Agreement, dated as of April 26, 1996, between                           ***
                 the Registrant and Miller Capital Corporation

      10.30      Promissory Note, dated as of August 23, 1996, payable                               *
                 by the Registrant to Norwest Bank in the aggregate
                 principal amount of $535,000

      10.31      Commercial Guaranty, dated August 23, 1996, by Michael L. Bowlin                    *
                 in favor of Norwest Bank New Mexico, National Association.

      10.32      "Dairy Queen" Operating Agreement, dated as of March 10, 1983,                      *
                 between Interstate Dairy Queen Corporation and the Registrant
                 d/b/a DQ/B of Edgewood, NM, together with amendments and
                 ancillary agreements related thereto

      10.33      "Dairy Queen" Operating Agreement, dated as of May 1, 1982,                         *
                 between Interstate Dairy Queen Corporation and the Registrant
                 d/b/a DQ/B of Flying C, New Mexico, together with amendments and ancillary agreements related thereto

      10.34      "Dairy Queen" Store Operating Agreement, dated as of November 18,                   *
                 1986, between Dairy Queen of Southern Arizona, Inc. and the
                 Registrant, together with amendments and ancillary agreements related thereto

      10.35      "Dairy Queen" Operating Agreement, dated as of September 1,                         *
                 1982, between Interstate Dairy Queen Corporation and the
                 Registrant d/b/a DQ of Bluewater, New Mexico, together with amendments and ancillary agreements related thereto

      10.36      "Dairy Queen" Operating Agreement, dated as of July 29, 1976,                       *
                 between Richard G. Kassel and G. Leone Kassel and the Registrant,
                 as amended

      10.37      "Dairy Queen" Store Operating License Agreement, dated as of                        *
                 February 1, 1984, between Dairy Queen of Arizona, Inc. and the
                 Registrant, together with amendments and ancillary agreements related thereto

      10.38      "Dairy Queen" Operating Agreement dated as of October 30,                           *
                 1985, between Interstate Dairy Queen Corporation and the
                 Registrant, as amended

      10.39      "Dairy Queen" Operating Agreement, dated as of June 7, 1989,                        *
                 between Interstate Dairy Queen Corporation and the Registrant
                 d/b/a "DQ" at Butterfield Station, together with amendments and ancillary agreements related thereto

      10.40      Letter of Agreement, dated as of March 1, 1987, between Stuckey's                   *
                 Corporation and the Registrant confirming franchise of  Benson,
                 AZ Stuckey's Pecan Shoppe

      10.41      Franchise Agreement, dated as of February 22, 1982, between                         *
                 Stuckey's, Inc. and the Registrant, together with a related
                 Personal Guaranty and Indemnity

         11      Computation of Per Share Earnings                                                 ***

         15      Letter on Unaudited Interim Financial Information                                  **

       16.1      Letter from Arthur Andersen LLP on Change in                                      ***
                 Certifying Accountant

       16.2      Letter from Ricci & Ricci on Change in Certifying                                 ***
                 Accountant

         21      List of Subsidiaries                                                              ***

       23.1      Consent of KPMG Peat Marwick LLP                                                  ***

       23.2      Consent of Ricci & Ricci                                                          ***
                                      II-3

       23.3      Consent of Squire, Sanders & Dempsey                                        To be included in
                                                                                                 Exhibit 5

         24      Powers of Attorney                                                                ***

       99.1      Consent of James A. Clark                                                         ***

       99.2      Consent of Brian McCarty                                                          ***


------------------

*   Filed herewith.

**  To be filed by Amendment.

*** Previously filed.

+  Confidential treatment requested as to certain portions of this exhibit.
                                      II-4

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in the City of Phoenix and State of Arizona on October 18, 1996.


                                      BOWLIN OUTDOOR ADVERTISING & TRAVEL
                                      CENTERS INCORPORATED, a Nevada corporation


                                      By /s/ Michael L. Bowlin
                                      -----------------------------------
                                      Michael L. Bowlin, President




     In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed below by the following persons in the capacities and on the dates stated.

Signature                                       Title                                         Date
---------                                       -----                                         ----

/s/ Michael L. Bowlin                           Chairman of the Board, Chief           October 18, 1996
--------------------------------------------    Executive Officer and President
Michael L. Bowlin                               (Principal Executive Officer)

*                                               Chief Financial Officer (Principal     October 18, 1996
--------------------------------------------    Financial Officer; Principal
Michael E. Rising                               Accounting Officer)

*                                               Executive Vice President,              October 18, 1996
--------------------------------------------    Chief Operating Officer and
C. Christopher Bess                             Director


*
--------------------------------------------    Corporate Treasurer,                   October 18, 1996
Nina J. Pratz                                   Chief Administrative Officer and
                                                Director
*
--------------------------------------------    Director                               October 18, 1996
Robert L. Beckett

*
--------------------------------------------    Director                               October 18, 1996
Harold Van Tongeren

*By power of attorney

                                                           EXHIBIT INDEX

   Exhibit
   Number               Description
   ------               -----------


        1.1      Form of Underwriting Agreement

        1.2      Form of Agreement Among Underwriters

        3.1      Articles of Incorporation of Registrant

        3.2      By-laws of Registrant

          4      Specimen of Common Stock Certificate

          5      Opinion of Squire, Sanders & Dempsey

       10.1      Form of Billboard Outdoor Advertising Agreement

       10.2      Form of Poster Outdoor Advertising Agreement

       10.3      Distributor Franchise Agreement, dated as of July 19,
                 1995, between the Registrant and CITGO Petroleum
                 Corporation

       10.4      Form of Representative's Option

       10.5      Form of Employment Agreement, dated as of September
                 27, 1996, between the Registrant and Michael L. Bowlin

       10.6      Form of Employment Agreement, dated as of September
                 27, 1996, between the Registrant and C. Christopher Bess

       10.7 Loan Agreement, dated as of January 31, 1995, between the Registrant and First Security Bank of New Mexico,
                 N.A. ("First Security Bank")

       10.8      Loan Agreement, dated as of May 16, 1995, between the
                 Registrant and First Security Bank

       10.9      Promissory Note, dated as of May 16, 1995, payable to
                 First Security Bank in the aggregate principal amount of
                 $900,000

      10.10 Revolving Promissory Note, dated as of June 1, 1996, payable by the Registrant to First Security Bank in the aggregate principal amount of $150,000

      10.11 Revision Agreement, dated as of May 16, 1995, between the Registrant and First Security Bank

   Exhibit
   Number               Description
   ------               -----------


      10.12 Promissory Note, dated as of February 5, 1996, payable by the Registrant to Norwest Bank New Mexico, National
                 Association ("Norwest Bank") in the aggregate principal amount of $1,700,00

      10.13 Business Loan Agreement, dated as of February 5, 1996, between the Registrant and Norwest Bank

      10.14 Promissory Note, dated as of February 5, 1996, payable by the Registrant to Norwest Bank in the aggregate principal amount of $1,000,000

      10.15 Promissory Note, dated as of February 5, 1996, payable by the Registrant to Norwest Bank in the aggregate principal amount of up to $1,000,000

      10.16      [Intentionally Omitted]

      10.17      Lease, dated as of November 22, 1966, between Clara
                 May Basset and the Registrant, as amended

      10.18      Lease, dated as of January 12, 1987, between Janet
                 Prince and the Registrant

      10.19 Commercial Lease, dated as of September 21, 1986, between the State of Arizona and the Registrant, as amended

      10.20      Business Lease, dated as of March 16, 1995, between the New
                 Mexico Commissioner of Public Lands and the Registrant, as amended

      10.21 Lease, dated as of June 3, 1974, between the Registrant and Elbert and Ina Jean Roundy, as amended

      10.22 Lease Agreement, dated as of June 23, 1989, between the Registrant and Rex Kipp, Jr., as amended

      10.23      Lease, dated as of September 29, 1983, between J.T. and
                 Idra M. Turner and the Registrant

      10.24      Business Lease, dated as of October 1, 1991, between the
                 Registrant and the New Mexico Commissioner of Public
                 Lands

      10.25 Commercial Lease, dated as of September 21, 1986, between the Registrant and the State of Arizona, as amended

      10.26 Commercial Lease, dated as of June 11, 1986, between the Registrant and the State of Arizona, as amended

      10.27      1996 Stock Option Plan

      10.28      Profit-Sharing 401(k) Plan and Trust

   Exhibit
   Number               Description
   ------               -----------

      10.29 Letter of Agreement, dated as of April 26, 1996, between the Registrant and Miller Capital Corporation

      10.30 Promissory Note, dated as of August 23, 1996, payable by the Registrant to Norwest Bank in the aggregate principal amount of $535,000

      10.31 Commercial Guaranty, dated August 23, 1996, by Michael L. Bowlin in favor of Norwest Bank New Mexico, National Association.

      10.32 "Dairy Queen" Operating Agreement, dated as of March 10, 1983, between Interstate Dairy Queen Corporation and the Registrant d/b/a DQ/B of Edgewood, NM, together with amendments and ancillary agreements related thereto

      10.33 "Dairy Queen" Operating Agreement, dated as of May 1, 1982, between Interstate Dairy Queen Corporation and the Registrant d/b/a DQ/B of Flying C, New Mexico, together with amendments and ancillary agreements related thereto

      10.34      "Dairy Queen" Store Operating Agreement, dated as of November 18,
                 1986, between Dairy Queen of Southern Arizona, Inc. and the
                 Registrant, together with amendments and ancillary agreements related thereto

      10.35      "Dairy Queen" Operating Agreement, dated as of September 1,
                 1982, between Interstate Dairy Queen Corporation and the
                 Registrant d/b/a DQ of Bluewater, New Mexico, together with amendments and ancillary agreements related thereto

      10.36 "Dairy Queen" Operating Agreement, dated as of July 29, 1976, between Richard G. Kassel and G. Leone Kassel and the Registrant, as amended

      10.37      "Dairy Queen" Store Operating License Agreement, dated as of
                 February 1, 1984, between Dairy Queen of Arizona, Inc. and the
                 Registrant, together with amendments and ancillary agreements related thereto

      10.38      "Dairy Queen" Operating Agreement dated as of October 30,
                 1985, between Interstate Dairy Queen Corporation and the
                 Registrant, as amended

      10.39 "Dairy Queen" Operating Agreement, dated as of June 7, 1989, between Interstate Dairy Queen Corporation and the Registrant d/b/a "DQ" at Butterfield Station, together with amendments and ancillary agreements related thereto

      10.40      Letter of Agreement, dated as of March 1, 1987, between Stuckey's
                 Corporation and the Registrant confirming franchise of Benson, AZ Stuckey's Pecan Shoppe

      10.41      Franchise Agreement, dated as of February 22, 1982, between
                 Stuckey's, Inc. and the Registrant, together with a related
                 Personal Guaranty and Indemnity

         11      Computation of Per Share Earnings

         15      Letter on Unaudited Interim Financial Information

       16.1      Letter from Arthur Andersen LLP on Change in
                 Certifying Accountant

       16.2      Letter from Ricci & Ricci on Change in Certifying
                 Accountant

         21      List of Subsidiaries

       23.1      Consent of KPMG Peat Marwick LLP

       23.2      Consent of Ricci & Ricci

       23.3      Consent of Squire, Sanders & Dempsey


         24      Powers of Attorney


       99.1      Consent of James A. Clark

       99.2      Consent of Brian McCarty

